Press Release #201429	FOR IMMEDIATE RELEASE	April 30, 2014

Enertopia Announces Assistant Operations Manager

Vancouver, BC—Enertopia Corporation (ENRT) on the OTCBB and (TOP) on the CSE (the "Company" or "Enertopia") is pleased to announce additional members to the Company and for the new Ontario marihuana production facility.

Enertopia announces Mr. Chris Hornung as Assistant Operations Manager. Chris has been vice-president of Kenex Manufacturing Co. in Brampton, Ont., since 1999. During this time he has co-founded and grown several successful new divisions. As well, Mr Hornung is a partner in and is responsible for several different real estate holding companies in Vaughan and Brampton, Ont.

“I look forward to working with Mr. Hornung and our complete joint venture team that we continue to assemble for our planned world-class production facility, our team is focused on building one of the largest and most secure regulated marijuana production facilities in the world” said Robert McAllister, President CEO of Enertopia

Enertopia will be showcasing the company’s MMJ projects at the Las Vegas Money Show May 12th-15th at booth #316 and Enertopia’s President Robert McAllister will be presenting on Wednesday May 14th at 1:30PM to 2:00PM on the Canadian Federal Regulations and individual State Regulations in the MMJ sectors. On Wednesday May 14th at 3:00PM to 3:30PM President Robert McAllister will be presenting specifically on Enertopia’s MMJ projects across Canada.

The company has also received warrant exercises for 200,000 shares for $40,000 dollars net proceeds to the company.

Mr Hornung is eligible to receive up to 472,500 restricted common shares of stock, and of stock over time in his respective role as Assistant Operations Manager, depending on certain specified performance thresholds being reached.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Enertopia

Enertopia’s shares are quoted in Canada with symbol TOP in the United States with symbol ENRT. For additional information, please visit www.enertopia.com or call Clark Kent at 1.647.519.2646 or Dale Paruk, President, Coal Harbor Communications Ltd. at 1.604.662.4505

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, evaluation of clean energy projects, Oil & Gas Projects, Medical Marihuana Projects for participation and/or financing, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions that are forward-looking statements. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements., foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities; changes in commodity prices; changes in the investments and exploration expenditure levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Enertopia Corporation operates. The User should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by Enertopia Corporation from time to time with regulatory authorities. There is no assurance that the Company will be successful in completing any anticipated financing and or its joint Venture partners will receive their Health Canada license under the new regulations or any will future sales will result or any consultant will have a material impact on the Company.

The CSE has not reviewed and does not accept responsibility for the adequacy or accuracy of this release

Press Release #201427	FOR IMMEDIATE RELEASE	April 24, 2014

Enertopia Announces Greg Boone Human Resources Manager

Vancouver, BC—Enertopia Corporation (ENRT) on the OTCBB and (TOP) on the CSE (the "Company" or "Enertopia") is pleased to announce additional Consultants to the Company and for the new Ontario marijuana production facility.

Mr. Greg Boone has been named Enertopia’s Human Resource Manager, with the responsibility of placing key managers and executives not just in the new Ontario production facility, but also Company-wide as necessary. Greg is the President of HEC Group, an executive search and management consulting company that specializes in building high performance teams to build and grow emerging companies. For more than 15 years Greg has built relationships with a significant network of professionals in many industrial sectors, including food, pharmaceutical, regulatory/quality assurance, logistics/supply chain, and more. Greg will also assist in establishing key human resource policies at the new facility.

“I am excited and truly pleased to be joining the Enertopia organization. I look forward to spearheading the recruitment efforts to attract expertise in various disciplines to solidify our position as a leader in the emerging medical marijuana industry in Canada,” said Greg Boone.

Enertopia is also pleased to welcome Mr. Clark Kent as Media Manager to implement media needs for the new Ontario production facility as well as broader Company media strategies. Clark has over 8 years experience in media management, communications and marketing and will be a single point of contact for media and communications enquiries within Eastern Canada. He has previous experience in fields such as resources and also in medical diagnostics. Clark will produce corporate marketing materials and work with the media to ensure consistent and concise messaging.

“I welcome both Greg and Clark and I know their contributions will help position and help move Enertopia for the success we are striving towards.” said Robert McAllister, President / CEO of Enertopia “Key appointments such as these, and the knowledge and experience represented by these latest members of our team, will continue to enable Enertopia to distinguish itself through the quality and dedication of its people.”

Enertopia continues to focus on accretive facility acquisitions that reduce project risk but at the same time increase significantly the potential production space and the long term viability of the Company.

The consultants are each eligible to receive up to 472,500 restricted common shares of stock over time in their respective roles as an Advisory Board members, depending on certain specified performance thresholds being reached. Enertopia continues to build its team of experts and consultants in all aspects of its business and expects to continue this growth in the near future.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Enertopia

Enertopia’s shares are quoted in Canada with symbol TOP in the United States with symbol ENRT. For additional information, please visit www.enertopia.com or call Clark Kent at 1.647.519.2646 or Dale Paruk, President, Coal Harbor Communications Ltd. at 1.604.662.4505

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, evaluation of clean energy projects, Oil & Gas Projects, Medical Marihuana Projects for participation and/or financing, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions that are forward-looking statements. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements., foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities; changes in commodity prices; changes in the investments and exploration expenditure levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Enertopia Corporation operates. The User should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by Enertopia Corporation from time to time with regulatory authorities. There is no assurance that the Company will be successful in completing any anticipated financing and or its joint Venture partners will receive their Health Canada license under the new regulations or any will future sales will result or any consultant will have a material impact on the Company.

The CSE has not reviewed and does not accept responsibility for the adequacy or accuracy of this release

Press Release #201428	FOR IMMEDIATE RELEASE	April 25, 2014

Enertopia Appoints Don Shaxon Ontario Operations Manager

Vancouver, BC—Enertopia Corporation (ENRT) on the OTCBB and (TOP) on the CSE (the "Company" or "Enertopia") is pleased to announce the appointment of its first managers for its new Ontario marijuana production facility.

Mr. Don Shaxon has been named Ontario Operations Manager, having responsibility for the current facility location, design, team building, operations and build out. Don has been an early pioneer in the legal cannabis market place since 2006 as a grower under the old MMAR and with his several years of cannabis consulting experience with the top tier of MMJ public stocks in the USA.

“Words cannot describe how truly excited I am to be running the Ontario operations for Enertopia and Lexaria. The healing properties of cannabis are undeniable and it's a great feeling for me, knowing we'll be supplying Canadian patients with the quality medicine they rightfully deserve. I'm very much looking forward to solidifying our position as a leader in the emerging medical marijuana industry in Canada.” said Don Shaxon.

Enertopia is also announcing Mr. Jason Springett as Master Grower for the new facility.

“We have identified the talented individuals who have the expertise and ambition to turn the Ontario marijuana production facility into one of the world’s best, and we will settle for nothing less than the top tier in quality for MMJ production facilities.” said Robert McAllister, President / CEO of Enertopia.

Enertopia also reports that, following a site visit last week, design and engineering of the facility is underway. HVAC, electrical, structural, production optimization and floor design, and plant and process security are just some of the aspects of the project that are now being planned.

The project is being designed as one of Canada’s largest and most advanced marijuana production facilities. Production areas are expected to be completed in either two or three stages, with an initial production area of 20,000 square feet being contemplated at this time. Ultimate production capacity at this location could be up to 60,000 square feet on a single floor, or more if a second floor design is utilized in whole or in part.

The consultants are each eligible to receive up to 472,500 restricted common shares of stock over time in their respective roles as an Advisory Board members, depending on certain specified performance thresholds being reached. Enertopia continues to build its team of experts and consultants in all aspects of its business and expects to continue this growth in the near future.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. About Enertopia

Enertopia’s shares are quoted in Canada with symbol TOP in the United States with symbol ENRT. For additional information, please visit www.enertopia.com or call Clark Kent at 1.647.519.2646 or Dale Paruk, President, Coal Harbor Communications Ltd. at 1.604.662.4505

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, evaluation of clean energy projects, Oil & Gas Projects, Medical Marihuana Projects for participation and/or financing, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions that are forward-looking statements. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements., foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities; changes in commodity prices; changes in the investments and exploration expenditure levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Enertopia Corporation operates. The User should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by Enertopia Corporation from time to time with regulatory authorities. There is no assurance that the Company will be successful in completing any anticipated financing and or its joint Venture partners will receive their Health Canada license under the new regulations or any will future sales will result or any advisor will have a material impact on the Company.

The CSE has not reviewed and does not accept responsibility for the adequacy or accuracy of this release